EXHIBIT 25.1
                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

     New York                                                13-2774727
     (Jurisdiction of incorporation                          (I.R.S. Employer
     or organization if not a U.S.                           Identification No.)
     national bank)

     452 Fifth Avenue, New York, NY                          10018-2706
     (212) 525-5600                                          (Zip Code)
     (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706

                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                 OMI CORPRATION*
               (Exact name of obligor as specified in its charter)

     The Republic of the Marshall Islands                 52-2098714
     (State or other jurisdiction                         (I.R.S. Employer
     of incorporation or organization)                    Identification No.)

     One Station Place

     Stamford, CT                                         06902
     (203) 602-6700                                       (Zip Code)
     (Address of principal executive offices)


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                          7.625% Senior Notes due 2013
              Guarantees by certain subsidiaries of OMI Corporation
                         (Title of Indenture Securities)











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                        *TABLE OF ADDITIONAL REGISTRANTS

                                           State or Other
                                           Jurisdiction of       I.R.S. Employer
                                           Incorporation or      Identification
Name, Address and Telephone Number         Organization          Number
----------------------------------         ----------------      ---------------
Alma Shipping LLC (1)                      Marshall Islands      N/A
Amazon Shipping LLC (1)                    Marshall Islands      N/A
Ashley Shipping LLC (1)                    Marshall Islands      N/A
Bandar Ayu Shipping LLC (1)                Marshall Islands      N/A
Charente Shipping LLC (1)                  Marshall Islands      N/A
Columbia Shipping LLC (1)                  Marshall Islands      N/A
Dakota Shipping LLC (1)                    Marshall Islands      N/A
Delaware Shipping LLC (1)                  Marshall Islands      N/A
Elbe Shipping LLC (1)                      Delaware              N/A
Fox Shipping LLC (1)                       Marshall Islands      N/A
Ganges Shipping LLC (1)                    Marshall Islands      N/A
Garonne Shipping LLC (1)                   Marshall Islands      N/A
Guadalupe Shipping LLC (1)                 Marshall Islands      N/A
Hudson Shipping LLC (1)                    Marshall Islands      N/A
Isere Shipping LLC (1)                     Marshall Islands      98-0220191
Loire Shipping LLC (1)                     Marshall Islands      N/A
Madison Shipping LLC (1)                   Marshall Islands      N/A
Marne Shipping LLC (1)                     Marshall Islands      N/A
Moselle Shipping LLC (1)                   Marshall Islands      N/A
Neches Ayu Shipping LLC (1)                Marshall Islands      N/A
Nile Shipping LLC (1)                      Marshall Islands      N/A
Ohio Shipping LLC (1)                      Marshall Islands      N/A
OMI Marine Services LLC (1)                Delaware              52-2098816
Orontes Shipping LLC (1)                   Marshall Islands      N/A
Ottawa Shipping LLC (1)                    Marshall Islands      N/A
Pecos Shipping LLC (1)                     Marshall Islands      98-0190143
Potomac Shipping LLC (1)                   Marshall Islands      N/A
Rhone Shipping LLC (1)                     Marshall Islands      N/A
Rosetta Shipping LLC (1)                   Marshall Islands      N/A
Sabine Shipping LLC (1)                    Marshall Islands      N/A
Sacramento Shipping LLC (1)                Marshall Islands      98-0190145
San Jacinto Shipping LLC (1)               Marshall Islands      N/A
Saone Shipping LLC (1)                     Marshall Islands      N/A
Seine Shipping LLC (1)                     Marshall Islands      98-0220190
Settebello Shipping LLC (1)                Liberia               N/A
Shannon Shipping LLC (1)                   Delaware              N/A
Somjin Shipping LLC (1)                    Marshall Islands      N/A
Soyang Shipping LLC (1)                    Marshall Islands      N/A
Tamar Shipping LLC (1)                     Marshall Islands      N/A

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Tandjung Ayu Shipping LLC (1)              Marshall Islands      N/A
Tevere Shipping LLC (1)                    Marshall Islands      N/A
Tiber Shipping LLC (1)                     Marshall Islands      N/A
Trinity Shipping LLC (1)                   Marshall Islands      N/A
Volga Shipping LLC (1)                     Marshall Islands      N/A

(1) The address of these additional registrants is: One Station Place, Stamford, CT 06902. The telephone number of each is (203) 602-6700.


                                     General

Item 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None


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Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)        (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)       (1)  Certificate of the State of New York Banking Department dated
                   December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)           Not applicable.

T1A(iv)       (3)  Copy of the existing By-Laws of HSBC Bank USA as amended on
                   April 11, 2002.

T1A(v)             Not applicable.

T1A(vi)       (2)  Consent of HSBC Bank USA required by Section 321(b) of the
                   Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)          Not applicable.

T1A(ix)            Not applicable.

     (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 15th day of December, 2003.

                                                HSBC BANK USA


                                                By: /s/ FRANK J. GODINO
                                                    -------------------------
                                                Frank J. Godino
                                                        Vice President


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                                                               EXHIBIT T1A (VII)

                                                                 Board of  Governors  of the
                                                                 Federal Reserve System
                                                                 OMB Number: 7100-0036
                                                                 Federal  Deposit  Insurance
                                                                 Corporation
                                                                 OMB Number: 3064-0052
                                                                 Office  of the  Comptroller
                                                                 of the Currency
                                                                 OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL               Expires April 30, 2006
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                                                                 Please refer to page i,
                                                                 Table of Contents, for      |1|
                                                                 the required disclosure
                                                                 of estimated burden.

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                        (19980930)
                                                       -----------
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2002     (RCRI 9999)



This  report is required  by law;  12 U.S.C.ss.324  (State  member      This report form is to be filed by banks with  branches  and
banks);  12 U.S.C.ss.1817 (State nonmember  banks);  and 12 U.S.C.      consolidated    subsidiaries   in   U.S.   territories   and
ss.161 (National banks).                                                possessions,   Edge  or  Agreement   subsidiaries,   foreign
                                                                        branches,     consolidated    foreign    subsidiaries,    or
                                                                        International Banking Facilities.


NOTE:  The Reports of  Condition  and Income must be signed by an       The Reports  of Condition and Income  are to be  prepared in
authorized  officer and the Report of Condition  must be attested       accordance with Federal regulatory authority instructions.
to by not less than two directors  (trustees) for State nonmember
banks and three directors for State member and National Banks.          We,  the  undersigned  directors  (trustees),  attest to the correctness  of this  Report  of  Condition  (including  the
I, JOSEPH R. SIMPSON, CONTROLLER                                        supporting  schedules) and declare that it has been examined
   ------------------------------                                       by us and to the best of our  knowledge  and belief has been
   Name and Title of Officer Authorized to Sign Report                  prepared in conformance with the instructions  issued by the appropriate  Federal  regulatory  authority  and is true and correct.

Of the  named  bank do  hereby  declare  that  these  Reports  of
Condition and Income  (including the supporting  schedules)  have been prepared in conformance with the instructions  issued by the appropriate Federal regulatory authority and are true to the best
of my knowledge and believe.                                            /s/ Sal H. Alfieri
                                                                        ------------------------------------------------------------
   /s/ Joseph R. Simpson                                                Director (Trustee)
-----------------------------------------------------------------
Signature of Officer Authorized to Sign Report                          /s/ Bernard J. Kennedy
                                                                        ------------------------------------------------------------
                                                                        Director (Trustee)
             11/12/03
-----------------------------------------------------------------       /s/ Martin Glynn
Date of Signature                                                       ------------------------------------------------------------
                                                                        Director (Trustee)

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 SUBMISSION OF REPORTS

 Each Bank must  prepare  its  Reports  of  Condition  and Income       For electronic  filing  assistance,  contact EDS Call report
 either:                                                                Services,  2150  N.  Prospect  Ave.,  Milwaukee,  WI  53202,
                                                                        telephone (800) 255-1571.
 (a) in  electronic  form and then  file the  computer  data file
     directly  with  the  banking  agencies'   collection  agent,       To fulfill the signature and attestation requirement for the
     Electronic  Data  System  Corporation  (EDS),  by  modem  or       this signature page to the hard-copy f the completed  report
     Reports of Condition and Income for this report date, attach       that the bank places in its files.
     computer diskette; or

 b)  in hard-copy  (paper) form and arrange for another  party to convert the paper  report to automated  for.  That party (if other than EDS) must transmit the bank's  computer data file to EDS.
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                            0   0    5   8   9
FDIC Certificate Number    -------------------
                                (RCRI 9030)


HTTP://WWW.BANKING.US.HSBC.COM                                          HSBC Bank USA
-----------------------------------------------------------------       ------------------------------------------------------------
    Primary Internet Web Address of Bank (Home Page), if any            Legal Title of Bank (TEXT 9010)
    (TEXT 4087)
    (Example:  www.examplebank.com)                                     Buffalo
                                                                        ------------------------------------------------------------
                                                                        City (TEXT 9130)

                                                                        N.Y.                                     14203
                                                                        ------------------------------------------------------------
                                                                        State Abbrev. (TEXT 9200)            ZIP Code (TEXT 9220)
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

 Board of Governors of the Federal Reserve System, Federal Deposit Insurance
     Corporation, Office of the Comptroller of the Currency


                       REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                              of  Buffalo
------------------------------------------------------
Name of Bank                                  City

in the state of New York, at the close of business September 30, 2003


ASSETS

                                                                                                    Thousands of dollars
Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                                   $   2,350,034
 b. Interest-bearing balances                                                                              1,160,995
   Held-to-maturity securities
                                                                                                           4,213,089
   Available-for-sale securities                                                                          14,211,802
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                    633,000
b. Securities purchased under agreements to resell                                                         3,994,723
Loans and lease financing receivables:
   Loans and leases held for sale                                                                      $   2,653,585
   Loans and leases net of unearned income                                          $  42,180,013
   LESS: Allowance for loan and lease losses                                              434,830
   Loans and lease, net of unearned income, allowance, and reserve                                     $  41,745,183
   Trading assets                                                                                         11,522,909
   Premises and fixed assets
                                                                                                             673,337
Other real estate owned
                                                                                                              11,310
Investments in unconsolidated subsidiaries
                                                                                                             243,581
Customers' liability to this bank on acceptances outstanding
                                                                                                              80,310
Intangible assets: Goodwill
                                                                                                           2,211,273
Intangible assets: Other intangible assets
                                                                                                             503,927
Other assets
                                                                                                           3,948,333
Total assets
                                                                                                          90,157,211

LIABILITIES

Deposits:
   In domestic offices                                                                                    42,764,284
   Non-interest-bearing                                                                 6,078,506
   Interest-bearing                                                                    36,685,778
In foreign offices                                                                                        20,037,930
   Non-interest-bearing                                                                   417,850


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
   Interest-bearing                                                                    19,620,080

Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                                               90,885
 b. Securities sold under agreements to repurchase                                                           390,103

Trading Liabilities                                                                                        8,070,149
Other borrowed money                                                                                       5,316,355
Bank's liability on acceptances                                                                               80,130
Subordinated notes and debentures                                                                          1,549,223
Other liabilities                                                                                          4,181,576
                                                                                                       -------------
Total liabilities                                                                                         82,480,605
                                                                                                       -------------
Minority Interests in consolidated Subsidiaries                                                                  342
                                                                                                       -------------
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                      -
Common Stock                                                                                                 205,000
Surplus                                                                                                    6,420,202
Retained earnings                                                                                            893,079
Accumulated other comprehensive income                                                                       157,983
Other equity capital components                                                                                    -
                                                                                                       -------------
Total equity capital                                                                                       7,676,264
                                                                                                       -------------
Total liabilities, minority interests and equity capital                                                  90,157,211
                                                                                                       -------------
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